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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):      June 27, 1997
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                      COLUMBIA/HCA HEALTHCARE CORPORATION
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            (Exact name of registrant as specified in its charter)


           DELAWARE                       1-11239                75-2497104
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(State or other jurisdiction of       (Commission File          (IRS Employer
         incorporation)                    Number)           Identification No.)



ONE PARK PLAZA, NASHVILLE, TENNESSEE                                37203
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:     (615) 327-9551
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                                (NOT APPLICABLE)
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(Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS
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     The Registrant files herewith those exhibits listed in Item 7(c) below.

ITEM 7(C).  EXHIBITS
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     The following exhibits are furnished in accordance with Item 601 of
Regulation S-K.

          1    Shelf Underwriting Agreement, dated June 25, 1997, by and among
     Columbia/HCA Healthcare Corporation and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named therein.

          4    Form of 7% Note due 2007.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COLUMBIA/HCA HEALTHCARE CORPORATION
                              (Registrant)


Date:  June 27, 1997              By:    /s/ STEPHEN T. BRAUN
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                                      Stephen T. Braun
                                      Senior Vice President and General
                                      Counsel

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                               INDEX TO EXHIBITS



EXHIBIT
  NO.                             EXHIBIT
-------  -------------------------------------------------------
    1 Shelf Underwriting Agreement, dated June 25, 1997, by and among Columbia/HCA Healthcare Corporation and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named therein.

    4    Form of 7% Note due 2007.


                                       4